                                                                   Exhibit 10.22

                           SIXTH AMENDMENT AND WAIVER
                           --------------------------

          SIXTH AMENDMENT AND WAIVER (this "AMENDMENT AND WAIVER"), dated as of
                                            --------------------
March 8, 2002, to the Credit and Guaranty Agreement, dated as of March 18, 1999, as amended by the First Amendment and Consent, dated as of July 1, 1999, the Second Amendment and Consent, dated as of October 26, 1999, the Third Amendment, dated as of January 14, 2000, the Fourth Amendment and Waiver, dated as of August 2, 2000 and the Fifth Amendment, dated as of May 15, 2001 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Muzak LLC, formerly known as Audio Communications
     ----------------
Network, LLC (the "Borrower"), Muzak Holdings LLC ("Holdings") and certain
                   --------                         --------
Subsidiaries of the Borrower (the "Guarantors"), various Lenders from time to
                                   ----------
time party thereto, Goldman Sachs Credit Partners L.P. ("GSCP"), as Syndication
                                                         ---
Agent, Canadian Imperial Bank of Commerce, as Administrative Agent (the "Administrative Agent"), and GSCP and CIBC Oppenheimer Corp., as Co-Lead
 --------------------
Arrangers.

                                    RECITALS
                                    --------

          WHEREAS, capitalized terms used herein which are not herein defined shall have the meanings ascribed thereto by the Credit Agreement; and

          WHEREAS, the Borrower and Lenders desire to make certain amendments as set forth below.

          WHEREAS, the Borrower requests that Lenders waive any Default or Event of Default that may have occurred as a result of any violation of Section 6.6(e) of the Credit Agreement (Maximum Consolidated Capital Expenditures) as of December 31, 2001 (the "Subject Event of Default").
                        ------------------------

          THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments to Credit Agreement.
          ------------------------------

          (a) Applicable Margin. The first sentence of the definition of
              -----------------
"Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "'Applicable Margin' means (i) a percentage, per annum, determined by reference to the Total Leverage Ratio in effect from time to time as set forth below:

================================================================================
                       Tranche A Term Loans and Revolving Loans
--------------------------------------------------------------------------------
   Total                           Applicable                     Applicable
  Leverage                     Alternate Base Rate              Eurodollar Rate
   Ratio                             Margin                         Margin
--------------------------------------------------------------------------------
GREATER THAN 5.25:1.00                 3.00%                         4.00%
OR EQUAL TO
--------------------------------------------------------------------------------
LESS THAN    5.25:1.00                 2.75%                         3.75%

GREATER THAN 4.75:1.00
OR EQUAL TO
--------------------------------------------------------------------------------
LESS THAN    4.75:1.00                 2.50%                         3.50%

GREATER THAN 4.25:1.00
OR EQUAL TO
--------------------------------------------------------------------------------
LESS THAN    4.25:1.00                 2.25%                         3.25%

GREATER THAN 3.75:1.00
OR EQUAL TO
--------------------------------------------------------------------------------
LESS THAN    3.75:1.00                 2.00%                         3.00%
================================================================================

          (ii) with respect to Tranche B Term Loans (a) 4.50% per annum for Eurodollar Rate Loans and (b) 3.50% per annum for Alternate Base Rate Loans."

          (b) Consolidated Capital Expenditures. The definition of "Consolidated
              ---------------------------------
Capital Expenditures" in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

     "Further, for the Fiscal Years 2004, 2005 and 2006, Consolidated Capital Expenditures shall include capitalized commissions."

          (c) Consolidated Operating Cash Flow. The definition of "Consolidated
              ---------------------------------
Operating Cash Flow" in Section 1.1 of the Credit Agreement is hereby amended by
(i) replacing the word "and" that appears before clause (iv) thereof with a comma and (ii) inserting the following as new clauses (v) and (vi) thereof:

     ", (v) plus amounts designated by Borrower, from time to time, with respect
            ----
     to license fees, interest thereon and any related penalties paid or (to the extent that such amounts were treated as expenses by Borrower) to be paid by Borrower in settlement of claims for past license fee calculations for prior periods to performing rights organizations and licensing collectives and associations, and accruals therefor, provided that the aggregate amounts so designated pursuant to this clause (v) shall not exceed $2,500,000 from December 2001 to the date of determination, and (vi) plus
                                                                          ----
     reasonable fees and expenses incurred by Borrower in connection with financings for Borrower that are not consummated, provided that the aggregate amount pursuant to this clause (vi) shall not exceed $2,000,000 through the date of determination."

          (d) Sponsors. The definition of "Sponsors" in Section 1.1 of the
              --------
Credit Agreement is hereby amended to read in its entirety as follows:

               "'Sponsors' means ABRY Broadcast Partners II, L.P., ABRY Broadcast Partners III, L.P. and MEM."

          (e) Additional Definition. The following is inserted in alphabetical
             ---------------------
order in Section 1.1 of the Credit Agreement:

               "'Increased Expenditure Amount' as defined in Section 6.6(e)."

               "'New Lender' as defined in Section 2.2(a)(iii)."

               "'New Loan Date' as defined in Section 2.2(a)(iii)."

               "'New Revolver' as defined in Section 2.2(a)(iii)."

          (f) Increase. Section 2.2(a) of the Credit Agreement is hereby amended
              --------
by inserting the following as new clause (iii) thereof:

     "(iii) Borrower may on one or more occasions by written notice to Administrative Agent elect to increase the Revolving Commitments (the "New
                                                                            ----
     Revolver"), by an amount not in excess of $20,000,000 in the aggregate from
     --------
     the date hereof, which notice shall specify (x) the date (the "New Loan
                                                                    --------
     Date") on which Borrower proposes that the New Revolver shall become
     ----
     effective and (y) the identity of each new lender (each, a "New Lender").
                                                                 ----------
     Such New Revolver shall become effective as of such New Loan Date provided
     (1) no Default or Event of Default shall exist on such New Loan Date before or after giving effect to such New Revolver; (2) each increase in Revolving Commitments shall be effected pursuant to one or more assignment agreements in form and substance reasonably satisfactory to Administrative Agent, and executed and delivered to Administrative Agent and recorded in the Register, each of which shall be subject to the requirements set forth in
     Section 10.6(d)(ii) and Section 10.6(f); (3) Borrower shall make any payments required pursuant to Section 2.17(c); (4) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction;
     (5) the identity of any Person not a Lender as a New Lender shall be reasonably acceptable to the Administrative Agent; (6) except as set forth in clause (7) below, Borrower and its Subsidiaries shall be in compliance with Section 6.6, after giving effect to each increase in Revolving Commitments on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to
     Section 5.1(d); and (7) if before or after giving effect to any Revolving Loan the Total Utilization of Revolving Commitments would be greater than $45,000,000, then the Senior Leverage Ratio on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d) shall not exceed 2.25:1.00. On the New Loan Date, subject to the satisfaction of the foregoing terms and conditions, (a) each of the Revolving Lenders shall assign to each New Lender, and each New Lender shall purchase from each of the Revolving Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans outstanding on such New Loan Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by Revolving

     Lenders and New Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Revolver to the Revolving Commitments, (b) the New Revolver shall be a Revolving Commitment, and (c) each New Lender shall become a Revolving Lender. The Administrative Agent shall notify the Lenders promptly upon receipt of Borrower's notice of each New Loan Date and the respective interests in such Revolving Lender's Revolving Loans subject to the assignments contemplated by this paragraph."

          (g) Revolving Loans. Section 2.2(c) of the Credit Agreement is hereby
              ---------------
amended by inserting the following as the second to the last sentence thereof:

     "At any time that the Total Utilization of Revolving Commitments, either before or after giving effect to any proposed borrowing, exceeds or would exceed, $45,000,000, each Funding Notice shall be accompanied by a certificate of Borrower, executed on behalf of Borrower by an Authorized Officer, demonstrating in reasonable detail that the Senior Leverage Ratio on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d) does not exceed 2.25:1.00."

          (h) Conditions to Each Credit Extension. Section 3.2(a)(i) of the
              -----------------------------------
Credit Agreement is hereby amended by inserting the following as the last sentence thereof:

     ". At any time that the Total Utilization of Revolving Commitments, either before or after giving effect to any proposed borrowing, exceeds or would exceed, $45,000,000, each Funding Notice shall be accompanied by a certificate of Borrower, executed on behalf of Borrower by an Authorized Officer, demonstrating in reasonable detail that the Senior Leverage Ratio on a Pro Forma Basis as of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered pursuant to Section 5.1(d) does not exceed 2.25:1.00."

          (i) Interest Coverage Ratio. The table set forth in Section 6.6(a) of
              -----------------------
the Credit Agreement is hereby amended by substituting for the following periods described therein the following:

============================================================
       Period                            Ratio
------------------------------------------------------------
  10/1/01 - 9/30/02                    2.00:1.00
------------------------------------------------------------
 10/1/02 - 12/31/02                    2.10:1.00
------------------------------------------------------------
  1/1/03 - 3/31/03                     2.20:1.00
------------------------------------------------------------
  4/1/03 - 9/30/03                     2.25:1.00
------------------------------------------------------------
 10/1/03 - 12/31/03                    2.40:1.00
------------------------------------------------------------
1/1/04 and thereafter                  2.50:1.00
------------------------------------------------------------

          (j) Total Leverage Ratio. The table set forth in Section 6.6(c) of the
              --------------------
Credit Agreement is hereby amended by substituting for the following periods described therein the following:

================================================
        Period                           Ratio
------------------------------------------------
   1/1/01 - 6/30/02                    5.00:1.00
------------------------------------------------
   7/1/02 - 9/30/02                    4.75:1.00
------------------------------------------------
   10/1/02 - 3/31/03                   4.35:1.00
------------------------------------------------
   4/1/03 - 9/30/03                    4.25:1.00
------------------------------------------------
10/1/03 and thereafter                 3.75:1.00
================================================

          (k) Senior Leverage Ratio. The table set forth in Section 6.6(d) of
              ---------------------
the Credit Agreement is hereby amended by substituting for the following periods described therein the following:

==============================================
       Period                          Ratio
----------------------------------------------
  1/1/01 - 6/30/02                   3.25:1.00
----------------------------------------------
  7/1/02 - 9/30/02                   3.00:1.00
----------------------------------------------
  10/1/02 - 9/30/03                  2.75:1.00
----------------------------------------------
 10/01/03 - 12/31/03                 2.35:1.00
----------------------------------------------
1/1/04 and thereafter                2.25:1.00
==============================================

          (l) Maximum Consolidated Capital Expenditures.
              -----------------------------------------

                    (i) The table set forth in Section 6.6(e) of the Credit Agreement is hereby amended by substituting for the following periods described therein the following:

========================================
                        Consolidated
Fiscal Year         Capital Expenditures
----------------------------------------
   2002                  $40,000,000
----------------------------------------
   2003                  $37,000,000
----------------------------------------
   2004                  $38,000,000
----------------------------------------
   2005                  $28,000,000
----------------------------------------
2006 and                 $25,000,000
thereafter
========================================

                    (ii) Section 6.6(e) of the Credit Agreement is hereby further amended by replacing the second sentence thereof with the following:

          "In connection with each Permitted Acquisition of a "Muzak" affiliate that is permitted pursuant to Section 6.7 and consummated after the date of the sixth amendment to this Agreement, and during any Fiscal Year, the amount of permitted Consolidated Capital Expenditures for such Fiscal Year shall be increased by an amount equal to the product of (A) 3.5 and (B) the total monthly recurring revenue of such acquired "Muzak" affiliate (which, in the case of any such acquisition consummated on or prior to the fifteenth day of any month, shall be the total monthly recurring revenues for the second prior month, and, in the case of any acquisition consummated after such fifteenth day, shall be the total monthly recurring revenues for the prior month) (the "Increased Expenditure Amount");
                                              ----------------------------
          provided that the Increased Expenditure Amount for any Fiscal Year shall be prorated on an annualized basis from the date of each such acquisition for such Fiscal Year, but the total Increased Expenditure Amount for such acquisition shall increase the amount of permitted Consolidated Capital Expenditures for each subsequent Fiscal Year; provided further, in connection with each such Permitted Acquisition, each of the draft Compliance Certificate and the Compliance Certificate delivered by Borrower as set forth in the definition of "Permitted Acquisition" shall set forth in reasonable detail the calculation of the Increased Expenditure Amount for such Permitted Acquisition, and such calculation shall be satisfactory to Administrative Agent in all respects."

          (m) Amendments and Waivers. Section 10.5(d) of the Credit Agreement is
              ----------------------
hereby amended by (1) deleting the word "and" that appears at the end of clause
(vi) thereof, (2) replacing the period at the end of clause (vii) thereof with "; and:" and (3) inserting the following as new clause (viii) thereof:

          "(viii) amend Section 6.6(e) with respect to Consolidated Capital Expenditures that are permitted during Fiscal Years 2004, 2005 and 2006 without the written concurrence of Lenders having or holding 70% or more of the aggregate Revolving Exposure; and"

     2. Waiver. The Lenders party hereto hereby waive the Subject Event of
        ------
Default. The waiver set forth in this Section 2 shall be effective only as to the matters set forth specifically herein and shall not entitle Borrower to any other waiver or agreement with respect to any other matter or affect any other provisions of the Credit Documents or affect any of the rights or remedies of the Agents or the Lenders except as provided in this Section 2.

     3.   Effectiveness.
          -------------

          (a) This Amendment and Waiver shall not be effective until such time as (i) the (x) Credit Parties, (y) Administrative Agent and (z) Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to Administrative Agent, (ii) Borrower shall have paid all accrued costs, fees and expenses of each Agent in connection with this Amendment and Waiver, including, without limitation, all accrued fees and expenses of counsel to Agents, (iii) Borrower shall have paid to Administrative Agent, on behalf of each Lender that has signed this Amendment and Waiver, a non-refundable amendment fee equal to .25% of the total amount of outstanding Loans and unfunded Revolving Commitments of such Lenders, such fee to be allocated among such Lenders that have signed this Amendment and Waiver in accordance with their Pro Rata Shares and (iv) the Sponsors or MEM shall have contributed $10,000,000 of Permitted Sponsor Subordinated Debt pursuant to a Permitted Sponsor Debt Agreement.

          (b) Upon effectiveness of this Amendment and Waiver in accordance with
Section 3(a) hereof, the amendment set forth in Section 1(c) hereof shall be deemed to be effective as of December 31, 2001.

     4. Representations and Warranties of Each Credit Party. Each Credit Party
        ---------------------------------------------------
hereby represents and warrants to the Administrative Agent and the Lenders that:

          (a) the execution, delivery and performance of this Amendment and Waiver have been duly authorized by all necessary action on the part of each Credit Party. The execution, delivery and performance by each Credit Party of this Amendment and Waiver and the consummation of the transactions contemplated by this Amendment and Waiver do not and will not (i) violate any provision of any law or governmental rule or regulation applicable to such Credit Party, the Organizational Documents of such Credit Party, or any order, judgment or decree of any court or other agency of governmental binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party (including, without limitation, the Senior Subordinated Note Indenture and the documents relating to the Holdings Preferred Stock), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party or any of its Subsidiaries, or (iv) require the approval of members of any Credit Party or any approval or consent of any Person under any Contractual Obligation, except for such approvals or consents which will be obtained on or before the date hereof and disclosed in writing to the Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect;

          (b) this Amendment and Waiver and each Credit Document has been duly executed and delivered by each Credit Party and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

          (c) on or as of the date hereof, and after giving effect to this Amendment and Waiver and the transactions contemplated hereunder, no Default or Event of Default has occurred and is continuing; and

          (d) the representations and warranties of each Credit Party contained in the Credit Agreement and the Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific date.

     5. Acknowledgments and Covenants of Each Credit Party. Each Credit Party
        --------------------------------------------------
hereby (a) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Credit Documents and all of its obligations thereunder,
(b) agrees and admits that it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Credit Documents, and (c) agrees to pay all of expenses of the Co-Agents (including counsel fees and disbursements) incurred in connection with the preparation, negotiation and completion of this Amendment and Waiver.

     6. Status of Credit Documents. This Amendment and Waiver is limited solely
        --------------------------
for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

     7. Counterparts. This Amendment and Waiver may be executed in any number of
        ------------
counterparts all of which, taken together, shall constitute one Amendment and Wavier. In making proof of this Amendment and Waiver, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     8. Governing Law. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS
        -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                             MUZAK LLC


                                             By: /s/ Michael F. Zendan
                                                 -------------------------------
                                                 Name:  Michael F. Zendan
                                                 Title: Assistant Secretary

By signing below, the Guarantors (w) ratify and reaffirm the Credit Documents to which they are a party, (x) acknowledge this Amendment and Waiver and (y) agree and admit that they have no defenses or offsets against any of their obligations to the Administrative Agent or any Lender under the Credit Documents.

MUZAK HOLDINGS LLC                           BUSINESS SOUND, INC.


By: /s/ Michael F. Zendan                    By: /s/ Michael F. Zendan
   --------------------------------              -------------------------------
   Name:  Michael F. Zendan                      Name:  Michael F. Zendan
   Title: Assistant Secretary                    Title: Assistant Secretary


MUZAK CAPITAL CORPORATION                    BI ACQUISITION, LLC


By: /s/ Michael F. Zendan                    By: /s/ Michael F. Zendan
   --------------------------------              -------------------------------
   Name:  Michael F. Zendan                      Name:  Michael F. Zendan
   Title: Assistant Secretary                    Title: Assistant Secretary


MLP ENVIRONMENTAL MUSIC, LLC                 AUDIO ENVIRONMENTS, INC.


By: /s/ Michael F. Zendan                    By: /s/ Michael F. Zendan
   --------------------------------              -------------------------------
   Name:  Michael F. Zendan                      Name:  Michael F. Zendan
   Title: Assistant Secretary                    Title: Assistant Secretary


ELECTRO-SYSTEMS CORPORATION                  TELEPHONE AUDIO PRODUCTIONS, INC.


By: /s/ Michael F. Zendan                    By: /s/ Michael F. Zendan
   --------------------------------              -------------------------------
   Name:  Michael F. Zendan                      Name:  Michael F. Zendan
   Title: Assistant Secretary                    Title: Assistant Secretary

BACKGROUND MUSIC BROADCASTERS, INC.


By: /s/ Michael F. Zendan
   --------------------------------
   Name:  Michael F. Zendan
   Title: Assistant Secretary


MUZAK HOUSTON, INC.


By: /s/ Michael F. Zendan
   --------------------------------
   Name:  Michael F. Zendan
   Title: Assistant Secretary


VORTEX SOUND COMMUNICATIONS
  COMPANY, INC.


By: /s/ Michael F. Zendan
   --------------------------------
   Name:  Michael F. Zendan
   Title: Assistant Secretary


MUSIC INCORPORATED


By: /s/ Michael F. Zendan
   --------------------------------
   Name:  Michael F. Zendan
   Title: Assistant Secretary

                                          CANADIAN IMPERIAL BANK OF COMMERCE,
                                            as Administrative Agent and a Lender


                                            By: /s/ Matthew B. Jones
                                                ------------------------------
                                                Name:  Matthew B. Jones
                                                Title: Managing Director

                                          GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                             as Syndication Agent and a Lender


                                            By: /s/ Stephen King
                                               ---------------------------------
                                                      Authorized Signatory

                                       APEX (IDM) CDO I, LTD.,


                                       By:  /s/ Mark K. Misenheimer
                                          --------------------------------
                                          Name: Mark K. Misenheimer
                                          Title: SVP

                               ELC (CAYMAN) 2000,


                               By: /s/ Mark K. Misenheimer
                                   ----------------------------
                                   Name: Mark K. Misenheimer
                                   Title: SVP

                                     ELC (CAYMAN) LTD. CDO SERIES 1999-I,


                                     By:  /s/ Mark K. Misenheimer
                                        --------------------------------
                                        Name: Mark K. Misenheimer
                                        Title: SVP

                                     ELC (CAYMAN) LTD. CDO SERIES 1999-III,


                                     By:  /s/ Mark K. Misenheimer
                                        --------------------------------------
                                        Name: Mark K. Misenheimer
                                        Title: SVP

                                         TYRON CLO LTD-2000-1,


                                         By: /s/ Mark K. Misenheimer
                                            --------------------------------
                                            Name: Mark K. Misenheimer
                                            Title: SVP

                             COAST BUSINESS CREDIT,


                             By:__________________________________
                                Name:
                                Title:

                                CYPRESSTREE INVESTMENT PARTNERS 1,
                                LTD.,
                                By: CypressTree Investment Management
                                Company, Inc. as Portfolio Manager





                                By:    /s/ P. Jeffrey Huth
                                   ---------------------------------------------
                                   Name: P. Jeffrey Huth
                                   Title: Principal

                                    FIRST ALLMERICA FINANCIAL LIFE
                                    INS. CO.,





                                    By:    /s/ P. Jeffrey Huth
                                       -----------------------------------------
                                       Name: P. Jeffrey Huth
                                       Title: Principal

                                        NORTH AMERICAN SENIOR FLOATING RATE INC.
                                           By: Stanfield Capital Partners LLC
                                                  as Subadvisor


                                           By: /s/ Christopher A. Bondy
                                              ----------------------------------
                                              Name: Christopher A. Bondy
                                              Title: Partner

                                      FLEET NATIONAL BANK

                                      By: /s/ Andre J. Paquette
                                         ---------------------------------------
                                         Name:  Andre J. Paquette
                                         Title: Authorized Signatory

                                                 GOLDENTREE HIGH YIELD
                                                 OPPORTUNITIES I, L.P.


                                                 By:      /s/ Fred Haddad
                                                     ---------------------------
                                                     Name: Fred Haddad
                                                     Title: Authorized Signatory

                                                 GOLDENTREE HIGH YIELD
                                                 OPPORTUNITIES II, L.P.

                                                 By:      /s/ Fred Haddad
                                                     ---------------------------
                                                     Name: Fred Haddad
                                                     Title: Authorized Signatory

                                 Sankaty Advisors, LLC as Collateral Manager for GREAT POINT CLO 1999-1 LTD, as Term Lender,


                                 By:   /s/ Diane J. Exter
                                    -----------------------------
                                    Name:  Diane J. Exter
                                    Title: Managing Director

                                                KATONAH I, LTD.



                                                By:   /s/ Ralph Della Rocca
                                                   -----------------------------
                                                   Name: Ralph Della Rocca
                                                   Title: Authorized Officer

                                             KATONAH II, LTD.


                                             By:   /s/ Ralph Della Rocca
                                               ---------------------------------
                                               Name:  Ralph Della Rocca
                                               Title: Authorized Officer

                                                  KZH CNC LLC


                                                  By:   /s/ Susan Lee
                                                    ----------------------------
                                                    Name:  Susan Lee
                                                    Title: Authorized Agent

                                              MAGNETITE ASSET INVESTORS



                                              By:  /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Director

                                              TITANIUM CBO I LTD.



                                              By:  /s/ M. Williams
                                                --------------------------------
                                                Name:  M. Williams
                                                Title: Director

                                                SENIOR LOAN FUND

                                                By: /s/ M. Williams
                                                   -----------------------------
                                                   Name: M. Williams
                                                   Title: Director

                                            BLACKROCK SENIOR LOAN TRUST

                                            By: /s/ M. Williams
                                               ---------------------------------
                                               Name: M. Williams
                                               Title: Director

                                         MERRILL LYNCH SENIOR FLOATING RATE FUND



                                         By: /s/ Robert Phillips
                                             -----------------------
                                             Name: Robert Phillips
                                             Title: Authorized Signatory

                                           MERRILL LYNCH GLOBAL INVESTMENTS
                                           SERIES BLIP



                                           By: /s/ Robert Phillips
                                               ------------------------------
                                               Name: Robert Phillips
                                               Title: Authorized Signatory

                                        LONGHORN CDO II, LTD.

                                        By:      /s/ Robert Phillips
                                           ------------------------------
                                           Name:  Robert Phillips
                                           Title: Authorized Signatory

                                    SENIOR HIGH INCOME PORTFOLIO INC.

                                    By:      /s/ Robert Phillips
                                       ------------------------------
                                       Name:  Robert Phillips
                                       Title: Authorized Signatory

                                  MASTER SENIOR FLOATING RATE TRUST

                                  By:      /s/ Robert Phillips
                                     ------------------------------
                                     Name:  Robert Phillips
                                     Title: Authorized Signatory

                                NEW YORK LIFE INSURANCE COMPANY

                                By:      /s/ Anthony Malloy
                                   ------------------------------
                                   Name:  Anthony Malloy
                                   Title: Director

                                        SIERRA CLO I LTD.




                                        By:     /s/ John M. Casparian
                                           ------------------------------
                                           Name:  John M. Casparian
                                           Title: Chief Operating Officer

                                            SRF TRADING INC.




                                            By:     /s/ Diana L. Mushill
                                               ------------------------------
                                               Name:  Diana L. Mushill
                                               Title: Asst. Vice President

                                LIBERTY-STEIN ROE ADVISOR FLOATING
                                RATE ADVANTAGE FUND, BY Stein Roe &
                                Farnham Incorporated As Advisor




                                By: /s/ Brian W. Good
                                   ---------------------------------------------
                                   Name: Brian W. Good
                                   Title: Sr. Vice President & Portfolio Manager

                                STEIN ROE FLOATING RATE LIMITED
                                LIABILITY COMPANY



                                By:       /s/ Brian W. Good
                                   ---------------------------------------------
                                   Name: Brian W. Good
                                   Title: Senior Vice President

                                           THE TORONTO-DOMINION (TEXAS)


                                           By:
                                           ------------------------------
                                            Name:
                                            Title:

                                           THE TORONTO-DOMINION (TEXAS)


                                           By:
                                           ------------------------------
                                            Name:
                                            Title:

                                        VAN KEMPEN
                                        PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                        By:  /s/ Brad Langs
                                           ------------------------------
                                            Name:  Brad Langs
                                            Title: Vice President

                                               WINGED FOOT FUNDING TRUST

                                               By:  /s/ Diana L. Mushill
                                                  ------------------------------
                                                  Name:  Diana L. Mushill
                                                  Title: Authorized Agent